UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 10, 2018
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Commerce Square, 2001 Market Street, Suite 3600, Philadelphia, Pennsylvania 19103
(Address of principal executive offices)    (Zip Code)

(855) 547-1461
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 10, 2018, the Board of Directors (the “Board”) of Axalta Coating Systems Ltd. (“Axalta” or the “Company”) appointed Robert W. Bryant to serve in the role of Chief Executive Officer and President and appointed Sean M. Lannon to serve in the role of Senior Vice President and Chief Financial Officer. Mr. Bryant and Mr. Lannon had been serving as the Company’s interim Chief Executive Officer and interim Chief Financial Officer, respectively.
In addition, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed Mr. Bryant as a Class I director, to serve until Axalta’s 2021 Annual General Meeting of Members or until his successor is elected or appointed or his office is otherwise vacated.
Mr. Bryant, age 50, has served as Axalta’s interim Chief Executive Officer since October 7, 2018 and previously had served as Executive Vice President and Chief Financial Officer of Axalta from 2013 until that appointment. He was previously Chief Financial Officer and Senior Vice President of Roll Global LLC. Before joining Roll Global in 2007, he was Executive Vice President of Strategy, New Business Development, and Information Technology at Grupo Industrial Saltillo, S.A.B. de C.V. Mr. Bryant graduated summa cum laude and Phi Beta Kappa with a B.A. degree in Economics from the University of Florida and received his M.B.A. degree from the Harvard Business School.
Mr. Lannon, age 40, has served as Axalta’s Vice President and interim Chief Financial Officer since October 12, 2018. He previously had served as Vice President, Corporate Finance and Global Controller of Axalta since 2016 and as Vice President and Global Controller from 2013-2016. Previously, Mr. Lannon served as the Vice President, Global Controller of Trinseo. Prior to joining Trinseo in 2011, he was the Senior Manager, Financial Reporting at Endo Pharmaceuticals. Mr. Lannon began his career at PricewaterhouseCoopers where he spent more than nine years within the organization’s Assurance Practice. Mr. Lannon graduated summa cum laude with a B.A. in Accounting from Philadelphia University. He is a Certified Public Accountant (inactive).
There are no arrangements or understandings between Mr. Bryant or Mr. Lannon and any other persons pursuant to which Mr. Bryant and Mr. Lannon were named as Chief Executive Officer and President and Senior Vice President and Chief Financial Officer, respectively. There are no transactions between Mr. Bryant or Mr. Lannon and Axalta that would be reportable under Item 404(a) of Regulation S-K.
In connection with Mr. Bryant’s appointment as Chief Executive Officer and President, the Board, upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), approved an amendment and restatement of Mr. Bryant’s Executive Restrictive Covenant and Severance Agreement (“Severance Agreement”) to increase the severance terms thereunder to match the severance terms in the Severance Agreements with Axalta’s prior Chief Executive Officers. The amendment and restatement increases the severance multiple from 1.5 times base salary and annual bonus to 2.0 times base salary and annual bonus (and from 2.0 times base salary and annual bonus to 3.0 times base salary and annual bonus if termination occurs within 2 years following a change in control), increases the period used to calculate the COBRA premium payment from 18 months to 24 months (and from 24 months to 36 months if termination occurs within 2 years following a change in control), and increases the length of the non-competition and non-solicitation periods from 18 months to 24 months. The terms of the amended and restated agreement are consistent with Axalta’s form of Severance Agreement, which was filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2018 as Exhibit 10.57 to Axalta’s Annual Report on Form 10-K for the year ended December 31, 2017 (File No. 001-36733). In addition, Mr. Bryant previously entered into Axalta’s standard form of Indemnification and Advancement Agreement (“Indemnification Agreement”), which was filed with the SEC on July 26, 2018 as Exhibit 10.67 to Axalta’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 (File No. 001-36733).
In connection with Mr. Lannon’s appointment as Senior Vice President and Chief Financial Officer, the Board, upon the recommendation of the Compensation Committee, approved a Severance Agreement between Mr. Lannon and Axalta with severance terms thereunder consistent with severance terms in the Severance Agreements with Axalta’s other Senior Vice Presidents. Under the agreement, Mr. Lannon’s severance multiple is equal to 1.0 times base salary and annual bonus (or 2.0 times base salary and annual bonus if termination occurs within 2 years following a change in control), the period used to calculate the COBRA premium payment is equal to 12 months (or 24 months if termination occurs within 2 years following a change in control), and the length of the non-competition and non-solicitation periods is equal to 12 months. The terms of the agreement are consistent with Axalta’s form of Severance Agreement. In addition, in connection with his appointment, Mr. Lannon entered into Axalta’s standard form of Indemnification Agreement.
Item 7.01. Regulation FD Disclosure.
On December 11, 2018, Axalta issued a press release announcing the appointment of Mr. Bryant as Chief Executive Officer and Mr. Lannon as Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 hereto. The information contained in this Item 7.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 11, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	December 11, 2018	By:	/s/ Sean M. Lannon
Sean M. Lannon
Senior Vice President and Chief Financial Officer